UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

REDBOX ENTERTAINMENT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

On May 10, 2022 Chicken Soup for the Soul Entertainment, Inc. (Nasdaq: CSSE) and Redbox Entertainment Inc. (Nasdaq: RDBX) entered into a definitive agreement, pursuant to which Chicken Soup for the Soul Entertainment will acquire Redbox. In connection with the merger, Redbox distributed the following script to company customer call center representatives on or about May 11, 2022.

RDBX Customer Call Center Script – CSSE Announcement

For internal use only - not for distribution

In the event you receive questions from customers regarding Redbox’s recent announcement that it plans to combine with Chicken Soup for the Soul Entertainment, Inc. (Nasdaq: CSSE), it is important to assure them that Redbox is operating as usual, and will continue to do so after the closing. Our commitment to value, convenience and simplicity will continue to drive everything we do, and customers should not expect any changes as a result of this announcement.

Below are a series of reactive talking points for use with customers if questions arise. Please do not deviate from this script, and direct customers to the Redbox website or app for more information.

•	Thank you for the question.

•	As I’m sure you saw, we announced that Redbox has agreed to combine with Chicken Soup for the Soul Entertainment, Inc. This is just the first step in completing the transaction, which is expected to occur in the second half of 2022.

•	We believe this is a terrific combination that will unite two entertainment providers with a shared vision of providing affordable content across the physical and digital ecosystems.

•	I want to assure you that this announcement doesn’t change our relationship with you or any of Redbox’s offerings.

•	We know that whether you’re renting a DVD or Blu-ray disc at one of our kiosks or streaming a movie through the Redbox app on your television, you come to Redbox for entertainment at an affordable price – that won’t change.

•	Thank you again for your support – can I help you with anything else?

If asked about account or password changes:

•	This announcement does not impact your existing account or password.

•	You don’t need to take any action.

If asked about kiosk closures:

•	We regularly optimize our kiosk network to best serve our customers.

If asked about merging accounts with Crackle or other changes:

•	There are no changes to any of your accounts.

•	You can continue to leverage your Redbox credentials as you have done in the past.

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Forward-Looking Statements

This communication relates to a proposed business combination transaction between Chicken Soup for the Soul Entertainment, Inc. (“CSSE”) and Redbox Entertainment, Inc. (“RDBX”). This communication contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements address a variety of subjects, including, for example, projections as to the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined organization’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, and the anticipated closing date for the proposed transaction. Statements that are not historical facts, including statements about CSSE’s and RDBX’s beliefs, plans and expectations, are forward-looking statements. Such statements are based on CSSE’s and RDBX’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” "will," “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending; unavailability of raw materials, services, supplies or manufacturing capacity; changes in geographic scope or product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in CSSE’s or RDBX’s estimates of their expected tax rate based on current tax law; CSSEs ability to successfully integrate RDBX’s businesses and technologies; the risk that the expected benefits and synergies of the proposed transaction and growth prospects of the combined company may not be fully achieved in a timely manner, or at all; adverse results in litigation matters, including the potential for litigation related to the proposed transaction; the risk that CSSE or RDBX will be unable to retain and hire key personnel; the risk associated with CSSE’s and RDBX’s ability to obtain the approvals of their respective stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; uncertainty as to the long-term value of CSSE’s common stock; and the diversion of management time on transaction-related matters. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to CSSE’s and RDBX’s respective periodic reports and other filings with the SEC, including the risk factors contained in CSSE’s and RDBX’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither CSSE nor RDBX undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, CSSE intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of RDBX and that also constitutes a prospectus and Information Statement of CSSE. Each of CSSE and RDBX may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/Information Statement/prospectus or registration statement or any other document that CSSE or RDBX may file with the SEC. The definitive proxy statement/Information Statement/prospectus (if and when available) will be mailed to stockholders of CSSE and RDBX. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/Information Statement/prospectus (if and when available) and other documents containing important information about CSSE, RDBX and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CSSE will be available free of charge on CSSE’s website at https://ir.cssentertainment.com/ or by contacting CSSE’s Investor Relations Department by email at csse@ellipsisir.com or by phone at 646-776-0886. Copies of the documents filed with the SEC by RDBX will be available free of charge on RDBX’s website at https://investors.redbox.com/ or by contacting Zaia Lawandow at zaia.lawandow@redbox.com.

Certain Information Regarding Participants in the Solicitation

CSSE, RDBX and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of CSSE, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in CSSE’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 30, 2021, and CSSE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022 and on its website at https://ir.cssentertainment.com/. Information about executive officers of RDBX, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in RDBX’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 15, 2021, and RDBX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 15, 2022 and on its website at https://investors.redbox.com/. Information about the directors of RDBX and other participants in the proxy solicitations, , will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from CSSE or RDBX using the sources indicated above.